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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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☐	Soliciting Material Pursuant to §240.14a-12
Courier Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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COURIER CORPORATION

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

January 15, 2004

To the Stockholders of
COURIER CORPORATION:

        NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of COURIER CORPORATION (the "Corporation") will be held at the Boston University Corporate Education Center, 72 Tyng Road, Tyngsboro, Massachusetts, at ll:00 A.M. on Thursday, January 15, 2004 for the following purposes:

  1.
  To elect three Class C Directors to hold office for a term of three years and until their respective successors shall be elected and shall have qualified;

  2.
  To approve the selection of Deloitte & Touche LLP as independent public accountants for the Corporation for the current fiscal year ending September 25, 2004.

  3.
  To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

        The Board of Directors has fixed the close of business on November 21, 2003 as the record date for the determination of the stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournments or postponements thereof.

                      By order of the Board of Directors,

                      F. BEIRNE LOVELY, JR., Clerk

15 Wellman Avenue
North Chelmsford, Massachusetts 01863
December 8, 2003

        IF YOU DO NOT EXPECT TO ATTEND IN PERSON, IT WOULD BE APPRECIATED IF YOU WOULD FILL IN AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

PROXY STATEMENT

COURIER CORPORATION
15 Wellman Avenue
North Chelmsford, Massachusetts 01863

ANNUAL MEETING OF STOCKHOLDERS

January 15, 2004

NATURE OF SOLICITATION

        This Proxy Statement is furnished in connection with and accompanies a Proxy for and Notice of Annual Meeting of Stockholders (the "Notice") of Courier Corporation (the "Corporation" or "Courier"), to be held January 15, 2004 at ll:00 A.M. at the Boston University Corporate Education Center, 72 Tyng Road, Tyngsboro, Massachusetts, for the purposes set forth in said Notice. The solicitation is made on behalf of the Board of Directors of the Corporation.

        This Proxy Statement and the accompanying Notice and Proxy Card (the "Proxy") are first being sent to stockholders on or about December 8, 2003. The Board of Directors has fixed the close of business on November 21, 2003 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting (the "Record Date").

        The cost of preparing, assembling and mailing the Proxy and Notice and this Proxy Statement and of soliciting Proxies is to be borne by the Corporation. In addition to the use of the mails, solicitation may be made by telephone and personally by employees and Directors of the Corporation. Georgeson Shareholder has been hired by the Corporation to act as a distribution agent and solicitor only with respect to record holders who are brokers, dealers, banks or other entities that exercise fiduciary powers in nominee name or otherwise, at a fee of approximately $4,000. The Corporation will also bear the expense of banks, brokers and other fiduciaries or nominees who may forward Proxies and proxy material to beneficial owners of shares held of record by such holders of record.

        Any Proxy given pursuant to this solicitation may be revoked by the person giving it prior to the exercise of the powers conveyed by it by filing with the Clerk of the Corporation a written revocation or duly executed Proxy bearing a later date or by attending the Annual Meeting and voting in person. Unless a Proxy is revoked, the shares represented thereby will be voted at the Annual Meeting or at any adjournment thereof in the manner hereinafter described.

        The Annual Report of the Corporation for the fiscal year ended September 27, 2003, including financial statements for the fiscal year ended September 27, 2003, is being mailed to stockholders concurrently with this Proxy Statement.

VOTING SECURITIES

        As of the Record Date, the securities outstanding and entitled to vote at the Annual Meeting consist of 5,288,278 shares of Common Stock, par value $1 per share, of the Corporation (the "Common Stock"). Only holders of record at the close of business on November 21, 2003 will be entitled to vote at the meeting. Each stockholder is entitled to one vote, in person or by proxy, for each share held. A majority in interest of all shares of Common Stock issued, outstanding and entitled to vote at the meeting constitutes a quorum for the meeting (2,644,140 shares). Abstentions and broker non-votes shall be counted in determining the number of shares present at the meeting.

        A plurality of votes properly cast for the election of Directors by stockholders attending the meeting in person or by proxy will elect Directors to office. A majority of votes properly cast at the meeting is required for approval of other matters presented at the meeting, unless a larger vote is required by law, or by the Corporation's Articles of Organization, as amended or By-Laws. Abstentions and broker non-votes will not be counted as votes cast at the meeting.

        On November 6, 2003, the Company announced a three-for-two stock split to be effected in the form of a 50% stock dividend, which was distributed on December 5, 2003 to shareholders of record on

November 17, 2003. However, since the stock dividend was distributed prior to the date of the proxy statement, all share amounts subsequently presented in this proxy statement have been restated to give effect to the stock split.

Security Ownership of Certain Beneficial Owners and Management

        The following table sets forth, as of November 21, 2003, the ownership of Common Stock of the Corporation by each Director, by each executive officer named in the Summary Compensation Table below (each a "Named Executive Officer"), by all Directors and executive officers of the Corporation as a group, and by any person or group known to the Corporation to be the beneficial owner of more than 5% of the outstanding shares of Common Stock. The number of shares beneficially owned by each person and entity is determined according to the rules of the Securities and Exchange Commission (the "Commission"), and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual or entity has sole or shared voting power or investment power and also any shares which the individual or entity has the right to acquire within sixty days of November 21, 2003 through the exercise of an option or similar right. Except as noted below, each holder has sole voting and investment power with respect to all shares of Common Stock listed as owned by such person or entity.

Name	Number of Shares Beneficially Owned (1)(2)(3)		% of Shares Outstanding
James F. Conway III	795,189	(4)	10.0%
Kathleen Foley Curley	32,217		0.4%
Richard K. Donahue	62,400		0.8%
Edward J. Hoff	257,144		3.2%
Arnold S. Lerner	42,398	(5)	0.5%
George Q. Nichols	26,610		0.3%
Ronald L. Skates	8,100	(6)	0.1%
Robert P. Story, Jr.	215,112	(7)	2.7%
W. Nicholas Thorndike	45,150	(8)	0.6%
Peter D. Tobin	26,292		0.3%
Peter M. Folger	48,419	(9)	0.6%
All Directors and Executive Officers as a Group (11 persons)	1,559,030		19.0%
T. Rowe Price Associates, Inc.	756,750	(10)	9.5%

(1)
The information concerning the amount of Common Stock of the Corporation beneficially owned by each of the Directors and executive officers was furnished to the Corporation by each such Director or executive officer.

(2)
Includes shares subject to options exercisable within sixty days as follows: Mr. Conway, 43,826; Dr. Curley, 13,800; Mr. Donahue, 28,200; Mr. Hoff, 44,700; Mr. Lerner, 33,225; Mr. Nichols, 3,000; Mr. Skates, 3,000; Mr. Story, 56,699; Mr. Thorndike, 3,000; Mr. Tobin, 11,550; Mr. Folger, 16,875; and all Directors and executive officers as a group, 257,874. For purposes of calculating the percentage of shares outstanding with respect to each individual and the group, the shares subject to such options have been treated as if they were issued and outstanding only as to such individual or group.

(3)
Includes shares allocated to individual accounts in the Courier Employee Stock Ownership Plan (the "ESOP") as follows: Mr. Conway, 5,813; Mr. Nichols, 6,249; Mr. Story, 4,136; Mr. Tobin, 150; and Mr. Folger, 2,676.

(4)
Includes 372,141 shares owned by the James F. Conway, Jr. Trusts of which Mr. Conway III is a trustee with shared voting and investment power as to these shares. Mr. Conway's address is c/o the Corporation, 15 Wellman Avenue, North Chelmsford, MA 01863.

(5)
Includes 3,375 shares owned by Mr. Lerner's wife, as to which shares Mr. Lerner disclaims beneficial ownership.

(6)
Includes 600 shares owned by family trusts of which Mr. Skates is a trustee with shared voting and investment power as to these shares, but to which he disclaims beneficial ownership. Mr. Skates' children are the beneficiaries of those trusts.

(7)
Includes 2,700 shares owned by Mr. Story's wife, as to which shares Mr. Story disclaims beneficial ownership.

(8)
Includes 3,000 shares owned by family trusts of which Mr. Thorndike is a trustee with shared voting and investment power as to these shares, but to which he disclaims beneficial ownership. Mr. Thorndike's grandchildren are the beneficiaries of that trust.

(9)
Includes 100 shares owned by Mr. Folger's adult daughter, as to which shares Mr. Folger disclaims beneficial ownership.

(10)
Based upon information provided by T. Rowe Price Associates, Inc. as of November 21, 2003. The total shares held of 756,750 are owned by various individual and institutional investors, including T. Rowe Price Small-Cap Value Fund, Inc. (which owns 630,000 shares representing 7.9% of the shares outstanding), for which T. Rowe Price Associates, Inc. ("Price Associates") serves as investment adviser with power to direct investments and/or power to vote the securities. T. Rowe Price Associates has sole dispositive power for the entire holding of 756,750 shares and has sole voting power for 123,750 shares. For purposes of the reporting requirements of the Securities Exchange Act of 1934, Price Associates is deemed to be a beneficial owner of such securities; however, Price Associates expressly disclaims that it is, in fact, the beneficial owner of such securities. The address for Price Associates is 100 East Pratt Street, Baltimore, MD 21202.

ITEM 1: ELECTION OF DIRECTORS

        Pursuant to the By-Laws, the Corporation's directorships are divided into three classes, consisting of Class A, Class B and Class C Directors. The term of each directorship is three years and the terms of the three classes are staggered in such a manner that only one class is elected in any one year. Three Class C Directors are to be elected at the 2004 Annual Meeting. Each of the three Class C Directors will serve until the 2007 Annual Meeting and until his successor shall have been elected and shall have qualified or until his earlier death, incapacity, resignation or removal. It is proposed that Proxies not limited to the contrary will be voted to elect Arnold S. Lerner, George Q. Nichols and Ronald L. Skates as Class C Directors. Messrs. Lerner, Nichols and Skates are presently Class C Directors having terms expiring at the 2004 Annual Meeting. If some unexpected occurrence should make necessary, in the judgement of the Board of Directors, the substitution of some other person for any of the nominees, it is the intention of the persons named in the Proxy to vote for the election of such other person as may be designated by the Board of Directors.

        Messrs. Lerner and Nichols were previously elected by the stockholders. Mr. Skates was elected by the Board of Directors in March 2003.

Nominees for Election as Class C Directors

Arnold S. Lerner—Mr. Lerner, age 73, has been a Director of the Corporation since 1989. He is a Director and Vice Chairman of Enterprise Bank and Trust Company. He is a member of Mount

Washington Radio and Gramophone LLC, of Conway, NH and had been a partner in seventeen radio stations. If elected, Mr. Lerner will serve as a Class C Director until the 2007 Annual Meeting.

George Q. Nichols—Mr. Nichols, age 74, has been a Director of the Corporation since 1995. He is Senior Vice President of Courier Corporation and became Chairman of National Publishing Company, a wholly-owned subsidiary of Courier Corporation, in 2000. He had previously been President of National Publishing Company since 1976. If elected, Mr. Nichols will serve as a Class C Director until the 2007 Annual Meeting.

Ronald L. Skates—Mr. Skates, age 61, has been a Director of the Corporation since March 2003. He is a private investor. He joined Data General Corporation, a computer and storage manufacturing company, in 1986 as senior vice president of finance and administration. He also served as chief financial officer in 1987, was elected a director and executive vice president and chief operating officer in 1988, and in 1989 he was made president and chief executive officer. He remained in those posts until EMC acquired the company in 1999 when he retired. Mr. Skates began his career at Price Waterhouse as a certified public accountant and was an audit partner for 10 years. He is a director of Cabot Microelectronics, Gilbane Corporation, Raytheon Company and State Street Corporation. Mr. Skates is a trustee of The Massachusetts General Hospital, Massachusetts General Physicians' Organization, Inc., Peabody Essex Museum and the Cotting School. If elected, Mr. Skates will serve as a Class C Director until the 2007 Annual Meeting.

Directors Continuing in Office

        The following persons are incumbent Directors and have unexpired terms as Class A and Class B Directors as indicated.

Richard K. Donahue—Mr. Donahue, age 76, has been a Director of the Corporation since 1995. He is Vice Chairman of NIKE, Inc. of Beaverton, Oregon and a member of the NIKE Board of Directors since 1977. He previously served as President and Chief Operating Officer of NIKE, Inc. from 1990 to 1994. He was a partner in the law firm of Donahue & Donahue Attorneys, P.C. and is presently in private practice. Mr. Donahue was previously elected as a Class A Director to serve until the 2005 Annual Meeting.

Edward J. Hoff—Mr. Hoff, age 48, has been a Director of the Corporation since 1989. He joined IBM as Vice President, Learning in 2001 and serves as a member of the IBM Senior Leadership Team. He was President of Leadership Development Inc., a management development firm, from 1998 to 2001. He had been a Partner at The Center for Executive Development from 1992 to 1998. Mr. Hoff was previously elected as a Class A Director to serve until the 2005 Annual Meeting.

Robert P. Story, Jr.—Mr. Story, age 52, has been a Director of the Corporation since 1995. He is Senior Vice President and Chief Financial Officer of Courier Corporation. Mr. Story is also responsible for Dover Publications, Inc., as well as Courier's book manufacturing operations. He joined Courier in 1986 as Vice President and Treasurer and was elected Senior Vice President and Chief Financial Officer in April 1989. Mr. Story was previously elected as a Class A Director to serve until the 2005 Annual Meeting.

James F. Conway III—Mr. Conway, age 51, has been a Director of the Corporation since 1988. Mr. Conway was elected Chairman of the Corporation on September 22, 1994 and continues as President and Chief Executive Officer. He had been Acting Chairman, President and Chief Executive Officer since December 1992, and President and Chief Operating Officer from 1988 to 1992. He is a Director of Enterprise Bank and Trust Company. Mr. Conway was previously elected as a Class B Director to serve until the 2006 Annual Meeting.

W. Nicholas Thorndike—Mr. Thorndike, age 70, has been a Director of the Corporation since 1989. He serves as a Corporate Director or Trustee of a number of organizations, including Providence Journal

Company, The Putnam Funds and Northeastern University. He has also served as a Trustee of Massachusetts General Hospital from 1969 to 1999 and now serves as Honorary Trustee, and was the Chairman of the Board from 1987 to 1992 and President from 1992 to 1994. Until December 1988, he was Chairman and Managing Partner of Wellington Management Company. Mr. Thorndike was previously elected as a Class B Director to serve until the 2006 Annual Meeting.

Kathleen Foley Curley—Professor Curley, age 52, has been a Director of the Corporation since 1995. She joined Boston University School of Management as a Research Professor in 2002. She had been Senior Vice President and Chief Community Builder at Communispace Corporation from 2000 to 2002 and Executive Director of Lotus Institute since 1999. Prior to her industry positions, she was a tenured Professor at Northeastern University College of Business Administration in Management Information Systems between 1982 and 1997. Professor Curley was previously elected as a Class B Director to serve until the 2006 Annual Meeting.

Board Meetings and Committees

        The Board of Directors of the Corporation held a total of 10 meetings during the fiscal year ended September 27, 2003.

        The Board of Directors has an Audit and Finance Committee, a Compensation and Management Development Committee and a Nominating Committee.

        The Audit and Finance Committee (the "Audit Committee") consists of Messrs. Donahue, Hoff, Lerner, Skates, and Thorndike, and Dr. Curley. On September 25, 2003, the Board of Directors elected Mr. Skates to serve as Chairperson of the Audit Committee, replacing Mr. Lerner who had previously served as Chairperson. The Board of Directors has determined that Mr. Skates meets all of the qualifications of an Audit Committee Financial Expert, as defined in Item 401 of Regulation S-K under the Securities Exchange Act of 1934. All the members of the Audit Committee are independent, as defined in the applicable provisions of Rules 4200A and 4350A of the National Association of Securities Dealers' listing standards. The functions of the Audit Committee include appointment and oversight of independent auditors for the Corporation; consultation with the Corporation's independent auditors regarding the plan of audit; review, in consultation with the independent auditors, of their audit report and management letter and review of reports and recommendations of the Corporation's internal audit department. On September 25, 2003, the Board of Directors and the Audit Committee adopted a revised written charter for the Audit Committee, a copy of which is attached as Exhibit A. The Audit Committee held six formal meetings during the last fiscal year. A part of each of four of the meetings was held with representatives of the Corporation's independent auditors outside of the presence of management.

        The Compensation and Management Development Committee (the "Compensation Committee") consists of Messrs. Donahue, Hoff, Lerner, Skates, and Thorndike, and Dr. Curley, with Mr. Hoff serving as Chairperson of the Committee. The Compensation Committee administers the Corporation's executive compensation programs and approves the compensation of executive officers. The Compensation Committee held two formal meetings during the last fiscal year.

        The Nominating Committee was established in April 2001 and consists of Messrs. Donahue, Hoff, Lerner, Skates, and Thorndike, and Dr. Curley, with Dr. Curley serving as Chairperson of the Committee. The Nominating Committee reviews and assesses the composition of the Board of Directors and assists in identifying potential new candidates for Director. The Nominating Committee will consider a nominee for election to the Board of Directors recommended by a stockholder of record if the stockholder submits the nomination in compliance with the requirements of the Corporation's By-Laws. See "MISCELLANEOUS—Stockholder Proposals." The Nominating Committee held no formal meetings during the last fiscal year, but related matters were discussed during the closed sessions of the board meetings on several occasions.

        Each Director attended at least 75% of the total number of meetings held by the Board of Directors and any committees on which he or she served during fiscal year 2003.

Directors' Compensation

        The Corporation paid its non-employee Directors (Messrs. Donahue, Hoff, Lerner and Thorndike and Dr. Curley) an annual retainer of $20,000 and meeting fees of $1,200 per meeting of the Board of Directors and any committee meetings of the Board of Directors attended. Mr. Skates was paid a retainer of $10,000 for the six months of the fiscal year in which he served as a Director. The Corporation paid annual retainer fees to non-employee Directors who serve as Chairperson of committees of the Board of Directors as follows: Compensation Committee, $10,000; Audit Committee, $10,000; and Nominating Committee, $5,000. Non-employee Directors are allowed, at their election, to receive all or one-half of their annual retainer fees for services as Directors and as Chairperson of Committees in the form of stock options pursuant to the Deferred Income Plan discussed below.

1989 Deferred Income Stock Option Plan for Non-Employee Directors

        The 1989 Deferred Income Stock Option Plan for Non-Employee Directors (the "Deferred Income Plan") provides for the issuance of stock options for shares of the Corporation's Common Stock to each non-employee Director of the Corporation who elects to receive such options in lieu of 50 percent or 100 percent of each annual retainer receivable by him or her for services as a Director and as a Chairperson of a Committee of the Board of Directors. Elections under the Deferred Income Plan may be made only as to compensation paid for services rendered in the calendar year following the date of the election. Options are granted on the first day of each fiscal year, or in the case of a newly elected Director, on the first day of the calendar year following his or her election to participate (the "Grant Date") or on the effective date of any retainer increase.

        The per share exercise price for each option granted pursuant to the Deferred Income Plan is $5 less than the average of the closing sales price per share of Common Stock for the five consecutive trading days next preceding the Grant Date of the option, but in no event less than $1 per share. The exercise price is payable in cash, or in shares of Common Stock, or a combination of the two. The number of shares of Common Stock for which options will be granted to a participating Director as of any Grant Date is one-fifth of the dollar amount by which his or her stipend is reduced on account of his or her election to participate in the Deferred Income Plan.

        Each option granted under the Deferred Income Plan is exercisable on and after its Grant Date to the extent of 25% of the total number of shares subject to the option. Provided that the optionee is then serving as a Director, an option becomes exercisable as to an additional 25% of the shares subject to the option on and after each January 1, April 1 and July 1 next following its Grant Date. Each option granted under the Deferred Income Plan expires five years after its Grant Date. Unexpired options held by a participating Director at the termination of his or her service as a Director may be exercised, to the extent they had become exercisable before such termination, within three months after the date of such termination. Unexpired options held by a participating Director at his or her death may be exercised within one year after his or her death by his or her personal representative, to the extent they had become exercisable before his or her death.

        The Board of Directors has no authority under the Deferred Income Plan to select optionees or to set the number of shares covered by an option or the exercise price of an option, but subject to the foregoing limitations the Board of Directors may administer and construe the Deferred Income Plan and the stock option agreements pursuant to the Deferred Income Plan. On November 5, 1998, the Board of Directors voted to extend the term of the plan indefinitely and received approval from the shareholders at the 1999 Annual Meeting.

        Of the six persons currently eligible to participate in the Deferred Income Plan, Messrs. Donahue, Hoff, Lerner, Skates, and Thorndike and Dr. Curley have elected to participate. Options for 6,000 shares to each of Messrs. Donahue, and Thorndike and Dr. Curley, and 9,000 shares to Messrs. Hoff and Lerner were granted on October 1, 2002 at an exercise price of $21.71 per share. Mr. Skates became eligible to participate on October 1, 2003.

AUDIT COMMITTEE REPORT

        The primary purpose of the Audit Committee is to assist the Board of Directors in its general oversight of the Corporation's financial reporting process.

        Management is responsible for the preparation, presentation, and integrity of the Corporation's financial statements, accounting and financial reporting principles, internal controls, and procedures designed to ensure compliance with accounting standards, applicable laws, and regulations. The Corporation's independent auditors, Deloitte & Touche LLP, are responsible for performing an independent audit of the consolidated financial statements and expressing an opinion on the conformity of those financial statements with generally accepted accounting principles.

        The Audit Committee has reviewed and discussed the audited financial statements of the Corporation for the fiscal year ended September 27, 2003 with the Corporation's management and has discussed with Deloitte & Touche LLP the matters required to be discussed by Statement on Auditing Standards Board Standard No. 61 as amended, "Communication with Audit Committees." In addition, Deloitte & Touche LLP has provided the Audit Committee with the written disclosures and the letter required by the Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," and the Audit Committee has discussed with Deloitte & Touche LLP their independence.

        Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Corporation's Annual Report on Form 10-K for the fiscal year ended September 27, 2003, for filing with the Securities and Exchange Commission.

Kathleen Foley Curley	Arnold S. Lerner
Richard K. Donahue	Ronald L. Skates
Edward J. Hoff	W. Nicholas Thorndike

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

Introduction

        The Compensation Committee ("the Committee") is comprised entirely of non-employee, independent members of the Board of Directors. It is the responsibility of the Committee to review the performance and set the compensation of the Chief Executive Officer; and to review and approve all compensation arrangements for executive officers, including cash compensation, stock awards, employment/severance agreements and special benefits, where applicable. Actions by the Committee are periodically reported to and, in appropriate cases, ratified by the Board.

        The Committee approved the Executive Compensation Program in 1994 for all executives. The program was formally reviewed in 1996 by the Committee in consultation with an independent compensation consultant, and the program as amended was continued in 2003. At its discretion, the Committee may retain an independent compensation consultant to assist the Corporation in evaluating the Executive Compensation Program to ensure it continues to match directly the strategy and organizational focus that the Corporation has established for achieving competitive success, higher profits and maximizing shareholder returns.

Philosophy

        The Executive Compensation Program is designed to:

  •
  attract and retain high quality management talent and to motivate them to build and sustain value for shareholders,

  •
  provide aggregate compensation opportunities that, when performance goals are achieved, will be comparable to those provided by other companies with revenues and operating characteristics similar to the Corporation, and

  •
  establish for employees in management positions a significant risk/reward compensation structure through incentive pay plans.

Executive Compensation Program

        The executive compensation program consists of four compensation components that together comprise a total compensation amount established for each executive officer. In determining total compensation amounts, the Corporation reviews compensation survey data of other companies of a similar revenue size, in similar markets as the Corporation, and in regional areas in which the Corporation competes for executive talent. There is no special attempt to set total compensation of executive officers to particular levels (e.g., median, salary midpoint, etc.) within the survey data. Since three of the four compensation components in the executive compensation program are variable, total compensation can fluctuate significantly year to year if performance targets are exceeded, achieved, or not attained. However, it is the opinion of the Committee that when performance targets are achieved, total compensation earned by executive officers will reach a level competitive with other executive officers in companies with similar size and characteristics.

        Total compensation is comprised of base salary, an annual cash bonus, a long-term stock incentive, and a long-term performance incentive.

        Base Salary—Increases in base salaries for fiscal 2003 ranged from 7% to 17% for executive officers.

        Annual Cash Bonus—The Committee approves annual cash bonus targets and the performance targets upon which the bonus will be earned by executive officers at the beginning of the fiscal year. At least one-half of the annual cash bonus for all executive officers is based upon the achievement of corporate earnings targets. Some executive officers may also have a portion of their annual cash bonus based upon achievement of individual business unit earnings targets. If the annual cash bonus is based on both corporate and individual business unit earnings, the weighting given to the corporate measure is 50%; the weighting given to the individual business unit measure, therefore, is 50%. No annual cash bonus is earned unless minimum earnings thresholds are achieved. The maximum that may be earned is 200% of the annual cash bonus target when earnings targets are exceeded by specified amounts.

        In 2003, the corporate earnings target was exceeded. All executives earned 150% of the portion of their annual cash bonus which was based upon the corporate earnings measure. Executive officers earned 150% of the portion of their annual cash bonus based on individual business unit earnings.

        Long-Term Stock Incentive—The Long-Term Stock Incentive represents a value, in terms of compensation, which is earned by executives through a combination of a stock option award and a cash award based upon Total Shareholder Return (TSR). The Committee believes that stock options and awards based on TSR are a valuable method of tying executives' performance to the creation of shareholder value over the long term since the full benefit of the total compensation package cannot be realized unless an appreciation in the price of Common Stock of the Corporation occurs over a number of years. Stock options for fiscal year 2003 were awarded at the end of fiscal year 2002. The stock option awards, which vest over a three-year period, were granted to executive officers with an option exercise price equal to the fair market value, except with respect to the award granted as incentive stock options to the Chief Executive Officer, those shares were awarded with an exercise price of 110% of the fair market value of the Corporation's Common Stock as of the date of the awards. The Committee believes in encouraging share ownership by executives. Therefore, the number of shares and/or options currently held by executive officers is not a factor in determining individual option awards.

        The portion of the executive officers' Long-Term Stock Incentive which is comprised of a cash award may be earned over a period of time up to five years based upon the Corporation meeting or exceeding its peer group TSR. A portion of the award may be earned annually based upon achieving an annual TSR measure; and beginning with the third through fifth year, up to the full award may be earned based upon achieving a cumulative TSR measure. Awards are paid following the close of the fiscal year in which they are earned. Any unearned portion of the award after five years is forfeited. In 2003, Courier Corporation's three-year cumulative total shareholder return exceeded the three-year cumulative total shareholder return of its peer group; and Courier Corporation's one-year total shareholder return exceeded the one-year total shareholder return of its peer group. Executives earned the remaining 50% of their cash award potential under the fiscal 2001 Long-Term Stock Incentive (the other 50% of the fiscal 2001 award having been earned and paid out for 2001 and 2002) and earned 25% of their cash award potential under the fiscal 2002 and fiscal 2003 Long-Term Stock Incentive. Award payouts were made following the close of fiscal 2003.

        Long-Term Performance Incentive—The Long-Term Performance Incentive is earned by executive officers based upon the Corporation achieving specific return on asset (ROA) targets each year within a three-year performance period. If the target is missed in any of the three years, a portion of the award is forfeited. Amounts earned under the plan are not paid until the end of the three-year performance period. The ROA target for the first year of the 2003 Long-Term Performance Incentive was achieved, and the earned award will be paid following the close of the 2005 fiscal year. The ROA target for the second year of the 2002 Long-Term Performance Incentive was achieved for 2003, and the earned award will be paid following the close of the 2004 fiscal year. The ROA target for the third year of the 2001 Long-Term Performance Incentive was achieved for 2003. Executives earned, in total, 100% of the 2001 Long-Term Performance Incentive award, and the payouts were made following the close of fiscal 2003.

Chief Executive Officer Pay

        At the beginning of the fiscal year, the Committee set Mr. Conway's total compensation for 2003. Compensation survey data of Chief Executive Officers of companies of similar revenue size and in similar markets as the Corporation were used as a guide for determining Mr. Conway's 2003 total compensation.

        Mr. Conway's 2003 total compensation is comprised of a base salary, the annual cash bonus, the Long-Term Stock Incentive, and the Long-Term Performance Incentive. Mr. Conway's base salary was increased for 2003 by 7%. Mr. Conway's annual cash bonus was based solely upon achieving corporate earnings targets. Since the corporate earnings target was exceeded, Mr. Conway earned 150% of his 2003 bonus target. Mr. Conway's 2003 Long-Term Stock Incentive was comprised of a stock option award which was granted to Mr. Conway at the end of fiscal year 2002, and a cash award based upon Total Shareholder Return (TSR). The stock option awards vest over a three-year period. With respect to the stock option award granted as an incentive stock option, those shares were granted at an option price equal to 110% of the fair market value of the Corporation's Common Stock as of the date of the award. With respect to the stock option award granted as a non-qualified option, those shares were granted at an exercise price equal to the fair market value of the Corporation's Common Stock as of the date of the award. Since the Long-Term Stock Incentive is a component of the total compensation established for Mr. Conway by the Committee, a recognized stock option pricing model was used to determine the number of shares that corresponded to a specific amount of compensation. Therefore, the number of option shares awarded was not based on the number of shares currently held by Mr. Conway. In 2003, Mr. Conway earned the remaining 50% of his award potential under the fiscal 2001 Long-Term Stock Incentive (the other 50% of the fiscal 2001 award having been earned and paid out for 2001 and 2002) because Courier Corporation's three-year cumulative total shareholder return exceeded the three-year cumulative total shareholder return of its peer group in fiscal 2003. Mr. Conway earned 25% of the fiscal 2002 and fiscal 2003 Long-Term Stock Incentive cash awards because Courier Corporation's one-year total shareholder return exceeded the one-year total shareholder return of its peer group in fiscal 2003. These Long-Term Stock Incentive cash awards were made following the close of fiscal 2003. Mr. Conway earned a portion of the fiscal 2001, 2002, and 2003 Long-Term Performance Incentive, as described above, by achieving specific return on assets targets. The award earned under the fiscal 2001 Long-Term Performance Incentive, which represented 100% of the total award that could be earned, was paid following the close of fiscal 2003.

Tax Law Changes

        In 1993, the tax laws were amended to limit the deduction a publicly-held company is allowed for compensation paid in 1994 and thereafter to the chief executive officer and to the four most highly compensated executive officers other than the chief executive officer. Generally, amounts paid in excess of $1 million to a covered executive, other than performance-based compensation, cannot be deducted. In this regard, the Committee must determine whether any actions with respect to this limit should be taken by the Corporation. At this time, it is not anticipated that any executive officer of the Corporation will receive any such compensation in excess of this limit during 2003. At the recommendation of the Committee, the Board of Directors voted on November 27, 1995 to amend the 1993 Stock Incentive Plan to comply with Section 162(m) of the Internal Revenue Code. The Committee will continue to monitor this situation and will take additional actions if it is warranted in the future.

Closing

        The Committee believes that the executive compensation program implemented for 2003 successfully tied executive compensation to the achievement of significant corporate earnings, attainment of strategic goals, and increased shareholder value.

Kathleen Foley Curley	Arnold S. Lerner
Richard K. Donahue	Ronald L. Skates
Edward J. Hoff	W. Nicholas Thorndike

EXECUTIVE COMPENSATION

Summary Compensation Information

        The following table (the "Summary Compensation Table") sets forth information concerning compensation paid for the last three fiscal years to the Corporation's Chief Executive Officer, each of its four other most highly compensated executive officers serving at the end of the fiscal year ended September 27, 2003 (collectively, the "Named Executive Officers") whose total annual salary and bonus exceeded $100,000.

SUMMARY COMPENSATION TABLE

Long-term Compensation
					Awards		Payouts
		Annual Compensation		Other Annual Compensation ($)	Restricted Stock Awards ($)	Securities Underlying Options/ SARs(#)
Name and Principal Position							LTIP Payouts ($)	All Other Compensation ($)(1)
	Year	Salary($)	Bonus($)
J. F. Conway III Chairman, President and Chief Executive Officer	2003 2002 2001	385,000 360,000 340,000	345,000 300,000 218,750	6,625 0 0	0 0 0	16,200 19,725 13,500	174,477 164,370 152,451	58,942 47,405 48,262
G. Q. Nichols Corporate Senior Vice President and Chairman of National Publishing Company	2003 2002 2001	336,923 300,000 289,469	390,000 337,500 266,500	915 0 0	0 0 0	0 0 4,500	4,075 33,075 34,500	61,963 54,852 59,313
R. P. Story, Jr. Senior Vice President and Chief Financial Officer	2003 2002 2001	300,000 280,000 265,000	300,000 277,500 200,000	42,167 26,288 19,827	0 0 0	13,800 14,475 11,250	127,909 124,429 118,243	49,108 39,328 42,137
P. D. Tobin Corporate Vice President and Exec. Vice President of National Publishing Company	2003 2002 2001	200,000 169,423 145,000	180,000 173,750 71,876	1,620 0 0	0 0 64,980	4,500 4,500 3,375	22,583 20,125 22,284	15,697 11,915 11,225
P. M. Folger Vice President and Controller	2003 2002 2001	175,000 150,000 138,000	82,500 85,000 56,250	8,343 0 0	0 0 0	2,250 2,250 2,250	21,833 20,287 20,598	16,591 13,312 13,250

(1)
Includes profit sharing contributions made during fiscal 2003 by the Corporation to individual accounts in the Profit Sharing and Savings Plan ("PSSP") as follows: Mr. Conway, $13,000; Mr. Nichols, $17,000; Mr. Story, $13,000; Mr. Tobin, $12,000; and Mr. Folger, $13,000. Also includes matching contributions by the Corporation to individual 401(k) accounts in the PSSP in fiscal year 2003 as follows: Mr. Conway, $3,000; Mr. Nichols, $3,010; Mr. Story, $2,933; Mr. Tobin, $3,041; and Mr. Folger, $3,024. Also includes the value of premiums paid on behalf of the Executive for group term life insurance in fiscal 2002 as follows: Mr. Conway, $1,273; Mr. Nichols, $1,084; Mr. Story, $991; Mr. Tobin, $655; and Mr. Folger, $567. Also includes amounts credited under the Courier Corporation Deferred Compensation Program in fiscal 2003 as follows: Mr. Conway, $41,670; Mr. Nichols, $40,870; and Mr. Story, $32,184.

OPTION GRANTS IN LAST FISCAL YEAR

        The following table shows the individual grants of stock options under the Courier Corporation 1993 Stock Incentive Plan (the "1993 Stock Incentive Plan") to each of the Named Executive Officers during the fiscal year ended September 27, 2003.

	Individual Grants
						Grant Date Value
	Number of Shares Underlying Options Granted (#)(1)	% of Total Options Granted to Employees in Fiscal Year
Name				Exercise or Base Price ($/Sh)(2)	Expiration Date	Grant Date Present Value ($)(3)
J. F. Conway III	11,700 4,500	13.5 5.2	% %	34.91 38.40	9/25/10 9/25/08	156,376 43,711
G. Q. Nichols	—	—		—	—	—
R. P. Story, Jr.	13,800	15.9%		34.91	9/25/10	184,443
P. D. Tobin	4,500	5.2%		34.91	9/25/10	60,145
P. M. Folger	3,375	3.9%		34.91	9/25/10	45,108

(1)
The options awarded to Messrs. Conway, Story, Tobin and Folger vest over a three-year period, in three equal installments. Options granted are not assignable, except by the laws of descent and distribution or by will. The 1993 Stock Incentive Plan provides that the Board of Directors will determine the effect that the death of an option holder or the termination of his employment will have upon the exercisability of the option. Option vesting may be accelerated in the event of change in control of the Corporation.

(2)
The exercise prices of the options awarded to Messrs. Story, Tobin and Folger are the fair market values of the Common Stock on the date of grant, as are the non-qualified options for 11,700 shares awarded to Mr. Conway. The exercise price of the incentive stock option for 4,500 shares awarded to Mr. Conway is 110% of the fair market value of the Common Stock on the date of grant.

(3)
The option values presented are based on the Black-Scholes option pricing model adapted for use in valuing stock options. The Black-Scholes model relies on several key assumptions to estimate the present value of options, including the volatility of and dividend yield on the security underlying the option, a risk-free rate of return on the date of grant, and the term and exercise price of the option. In calculating the grant date present values set forth in the table, a factor of 32.47% has been assigned to the volatility of the Common Stock, based on the average weekly stock price for the three years preceding the date of grant; the yield on the Common Stock has been set at 0.82%, based upon the annual dividend rate in effect on the date of grant; the risk-free interest rates have been fixed at 3.09% and 3.88% for periods of five and seven years, the rates for U.S. Treasury Notes, with terms comparable to the option terms, on the date of grant as reported in the Federal Reserve Statistical Release, and the exercise of the options has been assumed to occur at the end of the actual option terms of five and seven years. There is no assurance that these assumptions will prove to be true in the future. Consequently, the grant date present values set forth in the table are only theoretical values and may not accurately determine present value. The actual value, if any, that may be realized by each individual will depend on the market price of Common Stock on the date of exercise.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
AND FISCAL YEAR END OPTION VALUES

        The following table shows each stock option exercised during the fiscal year ended September 27, 2003 by each of the Named Executive Officers and the year-end value of unexercised options on an aggregated basis.

			Number of Unexercised Options at Fiscal Year End (#)		Value of Unexercised In-the-Money Options at Fiscal Year End ($) (1)
Name	Shares Acquired On Exercise (#)	Value Realized ($)(1)
			Exercisable	Unexercisable	Exercisable	Unexercisable
J. F. Conway III	13,500	355,230	38,076	38,349	719,727	291,357
G. Q. Nichols	0	0	3,000	1,500	59,862	29,931
R. P. Story, Jr.	10,125	326,430	52,449	30,949	1,190,034	247,197
P. D. Tobin	3,562	81,094	10,425	9,750	213,887	73,686
P. M. Folger	3,375	108,810	15,750	7,875	362,875	66,956

(1)
The dollar values are calculated by determining the difference between the fair market value of the underlying Common Stock and the exercise price of the options at exercise or fiscal year end, as the case may be.

LONG-TERM INCENTIVE PLANS—AWARDS IN FISCAL YEAR 2003

        The following table describes long-term incentives awarded for the fiscal year 2003 to 2007 performance period under the Corporation's Long-Term Incentive Plan to the Named Executive Officers. Awards are payable in cash only.

Estimated Future Payouts Under Non-Stock Price Based Plans
Performance Or Other Period Until Maturation or Payout
Name		Threshold ($)	Target ($)	Maximum ($)
J. F. Conway III	2003-2005 2003-2007	31,250 7,398	125,000 29,591	125,000 29,591
G. Q. Nichols	2003-2005 2003-2007	0 0	0 0	0 0
R. P. Story, Jr.	2003-2005 2003-2007	27,500 4,342	110,000 17,369	110,000 17,369
P. D. Tobin	2003-2005 2003-2007	10,000 0	40,000 0	40,000 0
P. M. Folger	2003-2005 2003-2007	6,250 0	25,000 0	25,000 0

        Two long-term incentive plans are provided, one with a three-year performance period and based upon achievement of specific return on asset targets, and one with up to a five-year performance period and based upon achievement of specific total shareholder return compared to the Corporation's peer group. In 2003 the threshold amount, which represents 25% of the target amount, has been earned under both plans because 2003 targets were achieved. For the plan based upon return on assets, 75% of the target amount may be earned over the next two years. For the plan based upon total shareholder return, 75% of the target amount may be earned over the next four years. The threshold amount is 25% of the target amount although it can be as low as 0% for both plans.

Senior Executive Severance Program

        Messrs. Conway, Nichols, Story, and Folger are parties to agreements pursuant to the Corporation's Senior Executive Severance Program (the "Severance Program") entered into by Messrs. Conway, Nichols and Story in October 1988, and by Mr. Folger in January 1999. In accordance with the Severance Program, if a "change in control" of the Corporation, as defined in the Severance Program, occurs while one of these individuals is an employee of the Corporation, and his employment is subsequently terminated for reasons other than death, disability, retirement or termination for cause, he shall be entitled to a severance payment and continuation of participation for up to 36 months in certain medical, group life and similar benefit plans of the Corporation. In addition, in the event of a change in control each such individual shall receive a severance payment and benefits if he terminates his employment for "good reason", defined in the Severance Program to include changes in his duties or titles inconsistent with his duties or titles prior to the change in control, reduction within a twelve-month period in his base salary or failure to increase his base salary by at least the average percentage increase for all officers of the Corporation, or reductions or termination of incentive or benefit plans or programs in which he participated prior to the change in control. The severance payment, which is due in a lump sum, is an amount equal to a multiple of 1 to 2.5 times the individual's average annual salary and bonus paid during the five calendar years preceding the change in control. The multiple is based upon years of service with the Corporation; provided that a minimum multiple of 2.0 is prescribed for the Chairman of the Board of Directors, the Chief Executive Officer, the President and the Chief Operating Officer prior to the change in control. The multiple presently applicable to Mr. Nichols is 2.5, and to Messrs. Conway, Story and Folger is 2.

Other Retirement Benefits

        In June 1992, the Board of Directors approved, and on November 7, 1996 amended, a Supplemental Retirement Benefit Agreement with Mr. Nichols, providing for a supplemental annual benefit payable after his retirement (his "Benefit"). Mr. Nichols' Benefit will be paid as a single life annuity in monthly installments from the date of Mr. Nichols' retirement until his death. On November 9, 2000, the Board of Directors voted to increase the annual amount of the benefit to $70,000 upon retirement at or over his current age of 74. Mr. Nichols may elect to have the Benefit paid in a different form of annuity having an equivalent actuarial value. In the event that Mr. Nichols dies before he retires and is survived by his spouse, a monthly benefit will be paid to his spouse for her life in an amount equal to the Benefit she would have received upon Mr. Nichols' death had he retired on the day preceding his death. If Mr. Nichols has not selected an alternative form of annuity before his death, the spousal benefit will be determined as if he had selected a joint and 100% survivor annuity. In the event of a "change in control" of the Corporation (as defined in the Supplemental Retirement Benefit Agreement) during Mr. Nichols' employment or the payment period of the Benefit, the "commuted value" of the Benefit will be paid to Mr. Nichols within 60 days after the change in control. The commuted value of the Benefit is the present value of the Benefit remaining to be paid at the time of the change in control, assuming that Mr. Nichols will survive for a period equal to his life expectancy, and applying a rate of interest equal to the Internal Revenue Service applicable federal rate for that period.

Employment Agreements

        The Corporation has an employment agreement with Mr. Nichols effective as of March 3, 1993. Mr. Nichols became Chairman of National Publishing Company in 2000, having served as President since 1976. Mr. Nichols currently works full time. The employment agreement provides that Mr. Nichols may elect part-time employment at a reduced level of compensation with current benefits remaining unchanged. The Corporation may not terminate Mr. Nichols' employment other than for cause.

FIVE YEAR STOCK PERFORMANCE GRAPH

        The graph below compares the Corporation's cumulative total stockholder return on its Common Stock with the cumulative total return on the Standard & Poor's 500 stock index (the "S&P 500 Index"), and a peer group of companies selected by the Corporation for purposes of the comparison and described more fully below (the "Peer Group"). This graph assumes the investment of $100 on October 1, 1998 in each of Courier Common Stock, the S&P 500 Index, and the Peer Group Common Stock, and reinvestment of quarterly dividends at the monthly closing stock prices. The returns of each company have been weighted annually for their respective stock market capitalizations in computing the S&P 500, and Peer Group indices.

COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN
Courier Corporation, S&P 500 Index, and Peer Group

        The Peer Group is made up of the following companies: Banta Corporation; Bowne & Co.; Cadmus Communications Corporation; Ennis Business Forms, Inc.; New England Business Services, Inc.; The Standard Register Company; Thomas Nelson, Inc.; and John Wiley & Sons. Inc.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Based on a review of the reports of changes in beneficial ownership of the Corporation's Common Stock and written representations furnished to the Corporation, the Corporation believes that its executive officers, Directors and beneficial owners of more than ten percent of the Corporation's Common Stock filed on a timely basis the reports required to be filed under Section 16(a) of the Securities Exchange Act of 1934 during the fiscal year ended September 27, 2003.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        The Compensation Committee consists of Messrs. Donahue, Hoff, Lerner, Skates and Thorndike and Dr. Curley. Mr. Conway is a Director of Enterprise Bank and Trust Company ("Enterprise") in Lowell, MA and a member of the Enterprise compensation committee. Mr. Lerner is a Director and Vice Chairman of the Board of Directors of Enterprise and a member of its compensation committee. However, Mr. Lerner is not employed as an "executive officer" of Enterprise and is "independent" as defined in the applicable provisions of Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards.

ITEM 2: APPROVAL OF SELECTION OF INDEPENDENT AUDITORS

        The Audit Committee recommends that the firm of Deloitte & Touche LLP be appointed as the Corporation's independent auditors for the fiscal year ending September 25, 2004. The firm became independent auditors for the Corporation in 1996.

        Although the Corporation is not required to submit the approval of the selection of its independent auditors to a vote of stockholders, the Board of Directors and the Audit Committee believe it is sound policy and in the best interests of the stockholders to do so. In the event a majority of the votes cast are against the selection of Deloitte & Touche LLP, the Audit Committee will consider the vote and the reasons therefore in its selection of independent auditors.

        Representatives of Deloitte & Touche LLP will be present at the meeting and will have an opportunity to make a statement if they desire to do so. They will be available to respond to appropriate questions.

        THE BOARD OF DIRECTORS RECOMMENDS THAT THE SELECTION OF DELOITTE & TOUCHE LLP AS INDEPENDENT AUDITORS FOR THE CORPORATION BE APPROVED, AND THEREFORE RECOMMENDS A VOTE FOR THIS PROPOSAL.

FEES PAID TO DELOITTE & TOUCHE LLP

Audit Fees

        Total aggregate fees billed by Deloitte & Touche LLP for professional services in connection with the audit and review of the Corporation's Consolidated Financial Statements, and consultation regarding financial accounting and reporting standards were $260,000 and $239,000 in fiscal years 2003 and 2002, respectively.

Audit Related Fees

        The aggregate fees billed for audit related services, including employee benefit plan audits, rendered by Deloitte & Touche LLP were $28,000 and $33,000 in fiscal years 2003 and 2002, respectively.

Tax Fees

        The aggregate fees billed for services rendered by Deloitte & Touche LLP tax personnel, except those services specifically related to the audit of the financial statements, were $43,000 and $107,000 in fiscal years 2003 and 2002, respectively. Such services include tax planning, tax return reviews, and tax compliance.

All Other Fees

        Except as reported above, no other fees were billed by Deloitte & Touche LLP in fiscal years 2003 and 2002.

        The Audit Committee has advised the Corporation that in its opinion the non-audit services rendered by Deloitte & Touche LLP are compatible with maintaining the independence of the auditor.

        In April 2003, the Audit Committee established a policy to pre-approve all audit and non-audit services proposed to be provided by our independent auditor prior to management engaging the auditor for that purpose. Consideration and approval of such services generally occur at the Committee's regularly scheduled quarterly meetings. In situations where it is impractical to wait until the next regularly scheduled quarterly meeting, the Committee may delegate, to one or more of its members, authority to approve audit and non-audit services. Fees payable to the independent auditor for any specific non-audit service approved pursuant to the above-described delegation of authority requires the reporting of any such approvals to the full Committee at its next regularly scheduled meeting.

        In accordance with its pre-approval policy, the Audit Committee has pre-approved all services subsequent to April 2003. For fiscal 2003, the Audit Committee pre-approved 96% of the audit fees and 62% of the non-audit fees with the remaining amounts having been ratified by the Audit Committee. None of the fiscal 2002 fees were pre-approved.

CODE OF ETHICS

        On November 4, 2003, the Board of Directors adopted The Courier Corporation Business Conduct Guidelines for all its directors, officers and employees. The Business Conduct Policy has been posted on the Company's web site at www.courier.com.

MISCELLANEOUS

Stockholder Proposals

        The Corporation expects to hold its 2005 Annual Meeting on January 20, 2005. Eligible stockholders may present proposals for inclusion in the Corporation's 2005 Annual Meeting Proxy Statement, provided the proposals comply with applicable Securities and Exchange Commission regulations and are received by the Corporation no later than August 10, 2004. Any proposal intended to be included in the Corporation's 2005 Annual Proxy Statement should be sent to the Corporation at 15 Wellman Avenue, North Chelmsford, Massachusetts 01863, Attention: Robert P. Story, Jr., Senior Vice President and Chief Financial Officer.

        Stockholders who want to present business for action at the 2005 Annual Meeting, other than proposals included in the 2005 Annual Proxy Statement, must follow the procedures described in the Corporation's By-laws. The By-laws provide that stockholder proposals or nominations for director may be made only by a stockholder of record who is entitled to vote at the meeting and has given the Corporation advance notice of the proposed business or nomination. For the 2005 Annual Meeting, the Corporation must receive the stockholder's notice between September 16, 2004, and October 16, 2004. If there is a special meeting, or if the 2005 Annual Meeting is called for a date prior to December 15, 2004 or after March 14, 2005, the Corporation must receive the stockholder's notice not earlier than the close of business on the 120th day prior to the special meeting or the 2005 Annual Meeting, as the case may be, and not later than the close of business on the later of (1) the 90th day prior to the special meeting or the 2005 Annual Meeting, as the case may be, or (2) the 10th day following the day on which the public announcement of the date of the special meeting or the 2005 Annual Meeting is first made. The proposal must also comply with the other requirements contained in the Corporation's By-laws, including supporting documentation and other information. Proxies solicited by the Board of Directors will confer discretionary voting authority with respect to these proposals, subject to SEC rules governing the exercise of this authority.

Voting of Proxies

        The persons named in the enclosed Proxy will vote as directed in the Proxy and, in the absence of such direction, will vote in favor of the actions specified in Items 1 and 2 of the Proxy. The shares will be voted on such other matters as may properly come before the meeting in accordance with the best judgement of the Proxy holder including voting for election of a Director in place of any person named above who may not be available for election. The Board of Directors of the Corporation is not aware of any other matters that may come before the meeting.

                      By order of the Board of Directors,

                      F. BEIRNE LOVELY, JR., Clerk

15 Wellman Avenue
North Chelmsford, Massachusetts 01863
December 8, 2003

        IF YOU DO NOT EXPECT TO ATTEND THE MEETING IN PERSON, IT WOULD BE APPRECIATED IF YOU WOULD FILL IN AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

Exhibit A

COURIER CORPORATION

Audit and Finance Committee Charter

(Adopted by the Board of Directors at a meeting held on September 25, 2003)

I.     General Statement of Purpose

        The purposes of the Audit and Finance Committee of the Board of Directors (the "Audit Committee") of Courier Corporation (the "Company") are to:

  •
  oversee the accounting and financial reporting processes of the Company and the audits of the Company's financial statements;

  •
  assist the Board of Directors (the "Board") in its oversight of the qualifications, independence and performance of the Company's independent auditors; and

  •
  prepare the report required by the rules of the Securities and Exchange Commission (the "SEC") to be included in the Company's annual proxy statement.

II.    Composition

        The Audit Committee shall consist of at least three (3) members of the Board, each of whom must (1) be "independent" as defined under the Marketplace Rules of the National Association of Securities Dealers, Inc. ("NASD"), (2) satisfy the criteria for independence set forth in Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and (3) not own or control 20% or more of the Company's voting securities.

        Notwithstanding the foregoing, one director who (1) is not "independent" as defined under the rules established by the Marketplace Rules of the NASD, (2) satisfies the criteria for independence set forth in Section 10A(m)(3) of the Exchange Act, (3) does not own or control 20% or more of the Company's voting securities, and (4) is not a current officer or employee or a Family Member of such person, may be appointed to the Audit Committee, if the Board, under exceptional and limited circumstances, determines that membership on the Audit Committee by the individual is required by the best interests of the Company and its stockholders, and the Board discloses, in the next annual proxy statement subsequent to such determination, the nature of the relationship and the reasons for that determination. A member appointed under this exception may not serve on the Audit Committee for more than two years and may not chair the Audit Committee.

        Each member of the Audit Committee must be able to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement. At least one member of the Audit Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. One or more members of the Audit Committee may qualify as an "audit committee financial expert" under the rules promulgated by the SEC.

        The members of the Audit Committee shall be appointed annually by the Board and may be replaced or removed by the Board with or without cause. Resignation or removal of a Director from the Board, for whatever reason, shall automatically and without any further action constitute resignation or removal, as applicable, from the Audit Committee. Any vacancy on the Audit Committee, occurring for whatever reason, may be filled only by the Board. The Board shall designate one member of the Audit Committee to be Chairman of the committee.

i

III.  Compensation

        A member of the Audit Committee may not, other than in his or her capacity as a member of the Audit Committee, the Board or any other committee established by the Board, receive from the Company any consulting, advisory or other compensatory fee from the Company. A member of the Audit Committee may receive additional directors' fees to compensate such member for the significant time and effort expended by such member to fulfill his or her duties as an Audit Committee member. Such additional fees may be greater than those fees paid to other directors, but should be commensurate with the time and effort expected to be expended by such Audit Committee member in the performance of his or her duties as an Audit Committee member.

IV.    Meetings

        The Audit Committee shall meet as often as it determines is appropriate to carry out its responsibilities under this charter, but not less frequently than quarterly. A majority of the members of the Audit Committee shall constitute a quorum for purposes of holding a meeting and the Audit Committee may act by a vote of a majority of the members present at such meeting. In lieu of a meeting, the Audit Committee may act by unanimous written consent. The Chairman of the Audit Committee, in consultation with the other committee members, may determine the frequency and length of the committee meetings and may set meeting agendas consistent with this Charter. The Audit Committee may, in its discretion, meet in executive session (outside of the presence of management) at any time.

V.     Responsibilities and Authority

  A.    Review of Charter

    •
    The Audit Committee shall review and reassess the adequacy of this Charter annually and recommend to the Board any amendments or modifications to the Charter that the Audit Committee deems appropriate.

  B.    Matters Relating to Selection, Performance and Independence of Independent Auditor

    •
    The Audit Committee shall have the sole authority to appoint, determine funding for and oversee the Company's independent auditor.

    •
    The Audit Committee shall be directly responsible for oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work or performing other audit, review or attest services for the Company.

    •
    The Audit Committee shall instruct the independent auditor that the independent auditor shall report directly to the Audit Committee.

    •
    The Audit Committee shall pre-approve all auditing services and the terms thereof and non-audit services (other than non-audit services prohibited under Section 10A(g) of the Exchange Act or the applicable rules of the SEC or the Public Company Accounting Oversight Board) to be provided to the Company by the independent auditor; provided, however, the pre-approval requirement is waived with respect to the provision of non-audit services for the Company if the "de minimus" provisions of Section 10A(i)(1)(B) of the Exchange Act are satisfied. This authority to pre-approve non-audit services may be delegated to one or more members of the Audit Committee, who shall present all decisions to pre-approve an activity to the full Audit Committee at its first meeting following such decision.

    •
    The Audit Committee shall request that the independent auditor provide the Audit Committee with the written disclosures and the letter required by Independence Standards Board Standard No. 1, as modified or supplemented, require that the independent auditor submit to the Audit Committee on a periodic basis a formal written statement delineating all relationships between the independent auditor and the Company, discuss with the independent auditor any disclosed relationships or services that may impact the objectivity and independence of the independent auditor, and based on such disclosures, statement and discussion take or recommend that the Board take appropriate action in response to the independent auditor's report to satisfy itself of the independent auditor's independence.

    •
    The Audit Committee shall assure the regular rotation of the audit partners (including, without limitation, the lead and concurring partners) as required under the Exchange Act and Regulation S-X.

    •
    The Audit Committee may recommend to the Board policies with respect to the potential hiring of current or former employees of the independent auditor.

  C.    Audited Financial Statements and Annual Audit

    •
    The Audit Committee shall review the overall audit plan with the independent auditor and the members of management who are responsible for preparing the Company's financial statements, including the Company's Chief Financial Officer and/or principal accounting officer or principal financial officer (the Chief Financial Officer and such other officer or officers are referred to herein collectively as the "Senior Accounting Executive").

    •
    The Audit Committee shall review and discuss with management (including the Company's Senior Accounting Executive) and with the independent auditor:

    (i)
    the Company's annual audited financial statements, including (a) all critical accounting policies and practices used or to be used by the Company and (b) any significant financial reporting issues that have arisen in connection with the preparation of such audited financial statements, prior to the filing of the Company's Annual Report on Form 10-K;

    (ii)
    any analyses prepared by management, the internal auditors and/or the independent auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the ramifications of alternative disclosures and treatments of financial information within GAAP on the financial statements and the treatment preferred by the independent auditors. The Audit Committee may also consider other material written communications between the registered public accounting firm and management, such as any management letter or schedule of unadjusted differences;

    (iii)
    the adequacy of the Company's internal controls and procedures for financial reporting;

    (iv)
    major changes in and other issues regarding accounting and auditing principles and procedures, including any significant changes in the Company's selection or application of accounting principles; and the effect of regulatory and accounting initiatives, as well as off-balance sheet transactions and structures, on the financial statements of the Company.

    •
    The Audit Committee shall review and discuss with the independent auditor how the independent auditor plans to handle its responsibilities under the Private Securities Litigation Reform Act of 1995.

    •
    The Audit Committee shall review and discuss with the independent auditor any audit problems or difficulties and management's response thereto. This review shall include (1) any difficulties encountered by the auditor in the course of performing its audit work, including any restrictions on the scope of its activities or its access to information, (2) a discussion of the responsibilities, budget and staffing of the Company's internal audit function, and (3) any significant disagreements with management.

    •
    The Audit Committee shall review and discuss with the independent auditor those matters brought to the attention of the Audit Committee by the auditors pursuant to Statement on Auditing Standards No. 61 ("SAS 61"), No. 89 ("SAS 89") and No. 90 ("SAS 90").

    •
    If brought to the attention of the Audit Committee, the Audit Committee shall discuss with the CEO and CFO of the Company (1) all significant deficiencies and material weaknesses in the design or operation of internal controls and procedures for financial reporting which could adversely affect the Company's ability to record, process, summarize and report financial information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act, within the time periods specified in the SEC's rules and forms, and (2) any fraud involving management or other employees who have a significant role in the Company's internal controls and procedures for financial reporting.

    •
    Based on the Audit Committee's review and discussions (1) with management of the audited financial statements, (2) with the independent auditor of the matters required to be discussed by SAS 61, SAS 89 and SAS 90, and (3) with the independent auditor concerning the independent auditor's independence, the Audit Committee shall make a recommendation to the Board as to whether the Company's audited financial statements should be included in the Company's Annual Report on Form 10-K for the last fiscal year.

    •
    The Audit Committee shall prepare the Audit Committee report required by Item 306 of Regulation S-K of the Exchange Act (or any successor provision) to be included in the Company's annual proxy statement.

  D.    Unaudited Quarterly Financial Statements

    •
    The Audit Committee shall discuss with management and the independent auditor, such issues as may be brought to the Audit Committee's attention by the independent auditor pursuant to Statement on Auditing Standards No. 100.

  E.    Procedures for Addressing Complaints and Concerns

    •
    The Audit Committee shall establish procedures for (1) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters and (2) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

    •
    The Audit Committee may review and reassess the adequacy of these procedures periodically and adopt any changes to such procedures that the Audit Committee deems necessary or appropriate.

  F.    Regular Reports to the Board

    •
    The Audit Committee shall regularly report to and review with the Board any issues that arise with respect to the quality or integrity of the Company's financial statements, the Company's compliance with legal or regulatory requirements, the performance and independence of the independent auditors, the performance of the internal audit function and any other matters that the Audit Committee deems appropriate or is requested to review for the benefit of the Board.

VI.   Additional Authority

        The Audit Committee is authorized, on behalf of the Board, to do any of the following as it deems necessary or appropriate:

  A.    Engagement of Advisors

    •
    The Audit Committee may engage independent counsel and such other advisors it deems necessary or advisable to carry out its responsibilities and powers, and, if such counsel or other advisors are engaged, shall determine the compensation or fees payable to such counsel or other advisors.

  B.    Legal and Regulatory Compliance

    •
    The Audit Committee may discuss with management, the independent auditor, and legal counsel the legal and regulatory requirements applicable to the Company and its subsidiaries and the Company's compliance with such requirements. The Audit Committee may, if it determines it to be appropriate, make recommendations to the Board or other committees of the Board with respect to the Company's policies and procedures regarding compliance with applicable laws and regulations.

    •
    The Audit Committee shall discuss with management legal matters (including pending or threatened litigation) that may have a material effect on the Company's financial statements or its compliance policies and procedures.

  C.    Conflicts of Interest

    •
    The Audit Committee shall conduct an appropriate review of all related party transactions on an ongoing basis, and the approval of the Audit Committee shall be required for all related party transactions.

  D.    General

    •
    The Audit Committee may form and delegate authority to subcommittees consisting of one or more of its members as the Audit Committee deems appropriate to carry out its responsibilities and exercise its powers.

    •
    The Audit Committee may perform such other oversight functions as may be requested by the Board from time to time.

    •
    In performing its oversight function, the Audit Committee shall be entitled to rely upon advice and information that it receives in its discussions and communications with management, the independent auditor and such experts, advisors and professionals as may be consulted with by the Audit Committee.

v

    •
    The Audit Committee is authorized to request that any officer or employee of the Company, the Company's outside legal counsel, the Company's independent auditor or any other professional retained by the Company to render advice to the Company attend a meeting of the Audit Committee or meet with any members of or advisors to the Audit Committee.

        Notwithstanding the responsibilities and powers of the Audit Committee set forth in this Charter, the function of the Audit Committee is oversight. The management of the Company is responsible for the preparation, presentation and integrity of the Company's financial statements. Management and the internal auditing department are responsible for maintaining appropriate accounting and financial reporting principles, policies, internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The Company's independent auditors are responsible for planning and carrying out a proper audit and reviews, including reviews of the Company's quarterly financial statements prior to the filing of each quarterly report on Form 10-Q, and other procedures. In fulfilling their responsibilities hereunder, it is recognized that members of the Audit Committee are not full-time employees of the Company and are not, and do not represent themselves to be, accountants or auditors by profession or experts in the fields of accounting or auditing. Each member of the Audit Committee shall be entitled to rely on (i) the integrity of those persons and organizations within and outside the Company from which it receives information and (ii) the accuracy of the financial and other information provided to the Audit Committee by such persons and organizations absent actual knowledge to the contrary, it being acknowledged that it is not the duty of the Audit Committee to conduct investigations or to assure compliance with laws and regulations.

Dear Stockholder,

Please take note of the important information enclosed with this Proxy Ballot. There are a number of issues related to the management and operation of your Company that require your immediate attention and approval. These are discussed in detail in the enclosed proxy materials.

Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

Please mark the boxes on this proxy card to indicate how your shares will be voted. Then sign the card, detach it and return your proxy vote in the enclosed postage paid envelope.

Your vote must be received prior to the Annual Meeting of Stockholders, to be held on January 15, 2004 at Boston University Corporate Education Center, 72 Tyng Road, Tyngsboro, Massachusetts 01879.

Thank you in advance for your prompt consideration of these matters.

Sincerely,

COURIER CORPORATION

DETACH HERE

COURIER CORPORATION

         PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS—JANUARY 15, 2004
THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder of Courier Corporation (the "Corporation") hereby constitutes and appoints James F. Conway, III, W. Nicholas Thorndike and Kathleen Foley Curley, and each of them singly, with full power of substitution, the attorneys and Proxies of the undersigned, for and in the name, place and stead of the undersigned to attend the Annual Meeting of Stockholders of the Corporation to be held on January 15, 2004, commencing at 11:00 a.m., and/or at any adjournment or adjournments thereof (the Proxy Statement in connection therewith and due notice of the time, place and purposes of such a meeting have been received by the undersigned) and at such meeting and/or any adjournment or adjournments thereof to vote and act with respect to all shares of Common Stock of the Corporation standing in the name of the undersigned or in respect of which the undersigned is entitled to vote, with all the powers the undersigned would possess if personally present at said meeting and/or any adjournment or adjournments thereof and especially to vote as follows, a majority of said attorneys and Proxies, or any one if only one be present, to have all the powers of said attorneys or Proxies.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign this proxy exactly as your name(s) appear(s) on the books of the Corporation. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?

COURIER CORPORATION
 15 WELLMAN AVENUE
NORTH CHELMSFORD, MA 01863

☒
PLEASE MARK
VOTES AS IN
THIS EXAMPLE

COURIER CORPORATION

						FOR	AGAINST	ABSTAIN
1.	Election of Directors: (01) Arnold S. Lerner, (02) George Q. Nichols and (03) Ronald L. Skates (as Class C Directors).			2.	Proposal to approve the appointment of Deloitte & Touche LLP as the Independent Auditors of the Corporation.	☐	☐	☐
	FOR ☐ ALL NOMINEES	☐	WITHHELD FROM ALL NOMINEES	3.	To transact such other business as may properly come before the meeting and/or any adjournment or adjournments thereof.
	☐ __________________________ For all nominees except as noted above.				Mark box at right if an address change or comment has been noted on the reverse side of this card.			☐
				The undersigned hereby ratifies and confirms all that said attorneys and Proxies and each of them or their substitute or substitutes may lawfully do or cause to be done by virtue hereof, revoking any proxy heretofore given with respect to such shares.

				IF NO INSTRUCTION IS GIVEN, THE SHARES WILL BE VOTED FOR PROPOSALS (1), (2) AND (3) AND IN ACCORDANCE WITH THE BEST JUDGEMENT OF THE ATTORNEYS AND PROXIES AS TO ANY OTHER MATTER THAT MAY COME BEFORE THE MEETING.

				Please sign this proxy exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, administrator, trustee or guardian, please given full title as such.
Signature: ____________________	Date:_________	Signature: ____________________	Date:_________

QuickLinks

COURIER CORPORATION
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
PROXY STATEMENT
COURIER CORPORATION 15 Wellman Avenue North Chelmsford, Massachusetts 01863
ANNUAL MEETING OF STOCKHOLDERS
January 15, 2004
NATURE OF SOLICITATION
VOTING SECURITIES
ITEM 1: ELECTION OF DIRECTORS
AUDIT COMMITTEE REPORT
COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
EXECUTIVE COMPENSATION
SUMMARY COMPENSATION TABLE
OPTION GRANTS IN LAST FISCAL YEAR
AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END OPTION VALUES
LONG-TERM INCENTIVE PLANS—AWARDS IN FISCAL YEAR 2003
FIVE YEAR STOCK PERFORMANCE GRAPH
COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN Courier Corporation, S&P 500 Index, and Peer Group
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
ITEM 2: APPROVAL OF SELECTION OF INDEPENDENT AUDITORS
FEES PAID TO DELOITTE & TOUCHE LLP
CODE OF ETHICS
MISCELLANEOUS
COURIER CORPORATION
Audit and Finance Committee Charter